Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Owens & Minor, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael W. Lowry, Senior Vice President, Chief Accounting Officer & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael W. Lowry
Michael W. Lowry
Senior Vice President, Chief Accounting Officer & Interim Chief Financial Officer
Owens & Minor, Inc.
November 6, 2019